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                                                                    EXHIBIT 10.2



                               REALNETWORKS, INC.

                         2002 DIRECTOR STOCK OPTION PLAN


1. PURPOSES OF THE PLAN. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be nonstatutory stock options.

2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "Annual Meeting" means the Company's regularly scheduled annual meeting of shareholders, as provided for in the Company's Bylaws.

        (b) "Approved Transaction" means (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Company; and (d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

        (c) "Board" means the Board of Directors of the Company.

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Common Stock" means the common stock, par value $.001 per share, of the Company.

        (f) "Company" means RealNetworks, Inc., a Washington corporation.

        (g) "Control Purchase" means any transaction (or series of related transactions), consummated without the approval or recommendation of the Board, in which (a) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) purchases any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer; or (b) any person, corporation or other entity (including any "person" as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and any employee benefit plan sponsored by the Company) becomes the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of



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the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities).

        (h) "Director" means a member of the Board.

        (i) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

        (j) "Effective Date" means the effective date of this Plan as determined in accordance with Section 6.

        (k) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (n) "Option" means a stock option granted pursuant to the Plan.

        (o) "Optioned Stock" means the Common Stock subject to an Option.

        (p) "Optionee" means a Director who holds an Option.

        (q) "Outside Director" means a Director who is not an Employee.

        (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (s) "Plan" means this 2002 Director Option Plan.


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        (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

        (u) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Seven Hundred Fifty Thousand (750,000) Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

        (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board, or by a compensation committee (the "Committee") appointed by the Board. No discretion concerning decisions regarding the Plan shall be afforded to any person who is not a "non-employee director" (as defined in Rule 16b-3 under the Exchange Act).

        (b) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (which number shall be subject to adjustment in the manner set forth in Section 10 hereof upon the occurrence of any event described therein) upon the date on which such person first becomes a Director (the "Initial Grant A"), whether through election by the shareholders of the Company or by appointment by the Board to fill a vacancy.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 35,000 Shares (which number shall be subject to adjustment in the manner set forth in Section 10 hereof upon the occurrence of any event described therein) upon the date on which such person first becomes a Director (the "Initial Grant B"), whether through election by the shareholders of the Company or by appointment by the Board to fill a vacancy.

               (iv) On the third business day following the date of each Annual Meeting during the term of this Plan, each Outside Director who has served as a Director for at least the previous twelve (12) months shall be automatically granted an Option to purchase 35,000 Shares (a "Subsequent Option"), which number shall be subject to adjustment in the manner set forth in Section 10 hereof upon the occurrence of any event described therein.

               (v) Notwithstanding the provisions of subsections (ii), (iii) and
(iv) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the



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Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

               (vi) The terms of Initial Grant A granted hereunder shall be as follows:

                      (A) the term of the Initial Grant A shall be ten (10) years.

                      (B) Initial Grant A shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Initial Grant A.

                      (D) subject to Section 10 hereof, Initial Grant A shall become exercisable in three (3) successive equal annual installments on each of the first three (3) anniversaries of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

               (vii) The terms of Initial Grant B granted hereunder shall be as follows:

                      (A) the term of the Initial Grant B shall be ten (10) years.

                      (B) Initial Grant B shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Initial Grant B.

                      (D) subject to Section 10 hereof, Initial Grant B shall become exercisable as to 100% percent of the Shares subject thereto on the first anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

               (viii) The terms of a Subsequent Option granted hereunder shall be as follows:

                      (A) the term of the Subsequent Option shall be ten (10) years.

                      (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                      (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                      (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 100% percent of the Shares subject to the Subsequent Option on the first anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

               (ix) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be



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granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

6. TERM OF PLAN. The Plan shall become effective upon the later to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) promissory note, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment approved by the Administrator.

8. EXERCISE OF OPTION.

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.



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        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (c) Termination of Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        (d) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        (e) Death of Optionee. In the event of an Optionee's death, each of the Optionee's outstanding Options shall accelerate and become immediately vested and exercisable with respect to one hundred percent (100%) of the Shares then subject to each such Option. Each such Option may be exercised by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Board. If no such beneficiary has been designated by the Optionee, then each such Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The Option may be exercised in whole or in part by the Optionee's designated beneficiary, estate or the person or persons who acquire the right to exercise the Option, but only within twelve
(12) months following the date of death (but in no event later than the expiration of its ten (10) year term). To the extent the Option is not exercised within the time specified herein, the Option shall terminate.

9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.



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10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION--APPROVED TRANSACTIONS--CONTROL
PURCHASE.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares which have been authorized for issuance under the Plan, including Shares as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares that may be added annually to the Shares reserved under the Plan (pursuant to Section 3(i)), the number of Shares covered by each outstanding Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be adjusted by the Administrator to reflect any stock split, reverse stock split, spin-off, stock dividend, combination or reclassification , or other change in the corporate structure that affects the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

        (b) Approved Transaction; Control Purchase. In the event of any Approved Transaction or Control Purchase, each outstanding Option under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement evidencing the Option (except to the extent the Option Agreement expressly provides otherwise), effective upon the Control Purchase or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Company shall provide notice of the pendency of the Approved Transaction, at least fifteen (15) days prior to the expected date of consummation thereof, to each Optionee. Each Optionee shall thereupon be entitled to exercise the Option at any time prior to consummation of the Approved Transaction. Any such exercise as to any portion of the Option that will only become vested immediately prior to the consummation of the Approved Transaction in accordance with the foregoing acceleration provision shall be contingent on such consummation. Any such exercise as to any other portion of the Option will not be contingent on such consummation unless so elected by the Optionee in a notice delivered to the Company simultaneously with the exercise. Upon consummation of the Approved Transaction, all Options shall expire to the extent such exercise has not occurred. Notwithstanding the foregoing, except to the extent otherwise provided in one or more Option Agreements evidencing Options, the Administrator may, in its discretion, determine that any or all outstanding Options will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall take, or made effective provision for the taking of, such action as in the opinion of the Administrator is equitable and appropriate in order to substitute new Options for such Options, or to assume such Options (which assumption may be effected by any means determined by the Administrator, in its discretion, including, but not limited to, by a cash payment to each Optionee, in cancellation of the Options held by him or her, of such amount as the Administrator determines, in its sole discretion, represents the then value of the Options) and in order to make such new or assumed Options, as nearly as practicable, equivalent to the old Options (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.



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11. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

17. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington.



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18. COMPANY'S RIGHTS. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.



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